UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 18, 2005

NEW ULM TELECOM, INC.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-3024	41-0440990
(Commission File Number)	(I.R.S. Employer Identification No.)

27 North Minnesota Street New Ulm, MN	56073
(Address of Principal Executive Offices)	(Zip Code)

(507) 354-4111
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On November 18, 2005, Alltel Corporation announced that it had entered into a definitive agreement to purchase Midwest Wireless Holdings of Mankato, Minnesota for $1.075 billion in cash. Alltel reported that closing of the transaction is contingent upon regulatory approval, including approval of the Federal Communications Commission and the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. Alltel stated that the transaction is expected to close in the first half of 2006.

New Ulm Telecom owned 9.88% of Midwest Wireless Holdings as of November 18, 2005.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

See “Exhibit Index.”

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Ulm Telecom, Inc.

Date: November 18, 2005	By:	/s/ Nancy Blankenhagen

Nancy Blankenhagen Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Press release, dated November 18, 2005.

4